Dryden High Yield Fund, Inc.

Supplement dated October 16, 2007

to the Prospectus and the Statement of Additional Information dated March 1, 2007

Richard Burns is no longer a Portfolio Manager. All references and information pertaining to Mr. Burns are hereby deleted. Robert Spano is a Portfolio Manager for the Fund.

To reflect the addition of Mr. Spano, the section of the Prospectus entitled “How the Fund is Managed – Portfolio Managers” is supplemented by adding the following information pertaining to Mr. Spano:

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential Financial’s private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

The Section of Part I of the SAI entitled “Management and Advisory Arrangements—Additional Information About the Portfolio Managers—Other Accounts and Fund Ownership” is supplemented by including the following information pertaining to Mr. Spano in the table of “other account” information. Information appearing in the table is furnished as of August 31, 2007:

Registered Investment Companies/Total Assets (Millions)	Other Pooled Investment Vehicles/Total Assets (Millions)	Other Accounts/Total Assets (millions)	Ownership of Fund Securities
3/ $1,516,421	14/$1,066,793 5/$442,799*	14/$1,603,456	None

*Italicized text indicates accounts with Performance-Based Fees.

LR00188